EXHIBIT
                               24



                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of TENDER LOVING CARE HEALTH CARE SERVICES, INC., a Delaware corporation (the "Corporation"),hereby constitutes and appoints David Savitsky or Stephen Savitsky, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the Fiscal Year Ended February 29, 2000, or any amendments or supplements thereto, including without limitation on Form 8, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest said seal, and to file such Form 10-K and each such amendment and supplement, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his name as of the 22nd day of May, 2000.


                                    /s/ Jonathan J. Halpert
                                        Jonathan J. Halpert,
                                   Director of the Corporation

                        POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of TENDER LOVING CARE HEALTH CARE SERVICES, INC., a Delaware corporation (the "Corporation"),hereby constitutes and appoints David Savitsky or Stephen Savitsky, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the Fiscal Year Ended February 29, 2000, or any amendments or supplements thereto, including without limitation on Form 8, with power where appropriate to affix the corporate seal of the Corporation thereto and to attest said seal, and to file such Form 10-K and each such amendment and supplement, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his name as of the 22nd day of May, 2000.


                               /s/ Bernard J. Firestone
                                   Bernard J. Firestone,
                              Director of the Corporation